Exhibit (h)(41)

AMENDMENT TO ADMINISTRATION AGREEMENT

This Amendment to the Administration Agreement is made as of June 12, 2026 (the “Amendment”) by and between State Street Bank and Trust Company, a Massachusetts trust company (the “Administrator”) and each registered management investment company identified on Schedule A hereto (each, a “Trust”). Capitalized terms used in this Amendment without definition shall have the respective meanings ascribed to such terms in the Agreement (as defined below).

WHEREAS, the Administrator and each Trust entered into an Administration Agreement dated as of October 26, 2018 and effective as of November 1, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, each Trust is incorporated and registered as a management investment company under the Investment Company Act of 1940, as amended, and certain Trusts have established series of shares identified under their names on Schedule A hereto (each, a “Fund”); and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.	The Agreement is hereby amended as follows:

A.	In accordance with Section 1, the Appointment and Duties of Administrator provision of the Agreement, each Trust, on behalf of itself and its respective Fund(s), hereby requests that the Administrator act as Administrator for its Fund(s) under the terms of the Agreement, and that Schedule A to the Agreement is hereby amended and restated in its entirety as set forth on the Schedule A attached hereto. In connection with such request, each Trust hereby confirms, as of the date hereof, its representations and warranties set forth in Section 4 of the Agreement.

B.	Annex I of Schedule B2 to the Agreement is hereby deleted in its entirety and replaced with the Annex I attached hereto.

2.	Except as specifically amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment is incorporated in its entirety into the Agreement, and this Amendment and said Agreement shall be read and interpreted together as the Agreement.

3.	This Amendment shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts, without regard to its conflicts of laws provisions.

4.	This Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

EACH TRUST IDENTIFIED ON SCHEDULE A HERETO, ON BEHALF OF ITSELF OR ITS FUND(S)

By:	/s/ Stephen Atkins
Name:	Stephen Atkins
Title:	Treasurer

STATE STREET BANK AND TRUST COMPANY, as Administrator

By:	/s/ Suzanne M. Hinckley
Name:	Suzanne M. Hinckley
Title:	SVP

Administration Agreement

Schedule A

List of Funds

Open-End Funds

Calamos Advisors Trust

Calamos Growth and Income Portfolio

Calamos U.S. Equity Autocallable VIP Fund

Calamos ETF Trust

Calamos Antetokounmpo Global Sustainable Equities ETF

Calamos Convertible Equity Alternative ETF

Calamos CEF Income & Arbitrage ETF

Calamos Nasdaq® Equity & Income ETF

Calamos S&P 500® Structured Alt Protection ETF® - January

Calamos S&P 500® Structured Alt Protection ETF® - February

Calamos S&P 500® Structured Alt Protection ETF® - March

Calamos S&P 500® Structured Alt Protection ETF® - April

Calamos S&P 500® Structured Alt Protection ETF® – May

Calamos S&P 500® Structured Alt Protection ETF® – June

Calamos S&P 500® Structured Alt Protection ETF® – July

Calamos S&P 500® Structured Alt Protection ETF® – August

Calamos S&P 500® Structured Alt Protection ETF® – September

Calamos S&P 500® Structured Alt Protection ETF® – October

Calamos S&P 500® Structured Alt Protection ETF® - November

Calamos S&P 500® Structured Alt Protection ETF® - December

Calamos Laddered S&P 500® Structured Alt Protection ETF®

Calamos Nasdaq-100® Structured Alt Protection ETF® – March

Calamos Nasdaq-100® Structured Alt Protection ETF® – June

Calamos Nasdaq-100® Structured Alt Protection ETF® – September

Calamos Nasdaq-100® Structured Alt Protection ETF® – December

Calamos Russell 2000® Structured Alt Protection ETF® – January

Calamos Russell 2000® Structured Alt Protection ETF® – April

Calamos Russell 2000® Structured Alt Protection ETF® – July

Calamos Russell 2000® Structured Alt Protection ETF® – October

Calamos Bitcoin Structured Alt Protection ETF® – January

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – January

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January

Calamos Bitcoin Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – January Sub 1

Calamos Bitcoin Structured Alt Protection ETF® – April

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – April

Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April

Calamos Bitcoin Structured Alt Protection ETF – April Sub 1

Information Classification: Limited Access

Calamos Bitcoin 90 Series Structured Alt Protection ETF – April Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – April Sub 1

Calamos Bitcoin Structured Alt Protection ETF® – July

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – July

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July

Calamos Bitcoin Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – July Sub 1

Calamos Bitcoin Structured Alt Protection ETF® – October

Calamos Bitcoin 90 Series Structured Alt Protection ETF® – October

Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October

Calamos Bitcoin Structured Alt Protection ETF - October Sub 1

Calamos Bitcoin 80 Series Structured Alt Protection ETF – October Sub 1

Calamos Bitcoin 90 Series Structured Alt Protection ETF – October Sub 1

Calamos Laddered Bitcoin Structured Alt Protection ETF®

Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®

Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®

Calamos Autocallable Income ETF

Calamos Autocallable Income ETF – Sub 1

Calamos Nasdaq® Autocallable Income ETF

Calamos Nasdaq Autocallable Income ETF – Sub 1

Calamos Autocallable Growth ETF

Calamos Autocallable Growth ETF – Sub 1

Calamos Tax-Aware Collateral ETF

Calamos Active Hedged Equity ETF

Calamos Timpani Active SMID Growth ETF

Calamos Investment Trust

Calamos Convertible Fund

Calamos Evolving World Growth Fund

Calamos Global Convertible Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Hedged Equity Fund

Calamos High Income Opportunities Fund

Calamos International Growth Fund

Calamos Market Neutral Income Fund

Calamos Select Fund

Calamos Phineus Long/Short Fund

Calamos Total Return Bond Fund

Calamos Short-Term Bond Fund

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos International Small Cap Growth Fund

Calamos Merger Arbitrage Fund

Information Classification: Limited Access

Calamos Antetokounmpo Sustainable Equities Trust

Calamos Antetokounmpo Sustainable Equities Fund

Closed-End Funds

Calamos Convertible Opportunities and Income Fund

Calamos Convertible and High Income Fund

Calamos Strategic Total Return Fund

Calamos Global Total Return Fund

Calamos Global Dynamic Income Fund

Calamos Dynamic Convertible and Income Fund

Calamos Long/Short Equity & Dynamic Income Trust

Information Classification: Limited Access

ANNEX I

Further to the Amendment to the Administration Agreement dated as of between each registered management investment company identified on Schedule A thereto (each, a “Trust”) and State Street Bank and Trust Company (the “Administrator”), each Trust and the Administrator mutually agree to update this Annex I by adding Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services (FILING ONLY)	Service Type
Calamos ETF Trust	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Antetokounmpo Global Sustainable Equities ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Convertible Equity Alternative ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos CEF Income & Arbitrage ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Nasdaq® Equity & Income ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – May	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – July	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – August	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Nasdaq-100® Structured Alt Protection ETF® – June	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Russell 2000® Structured Alt Protection ETF® – July	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Nasdaq-100® Structured Alt Protection ETF® – September	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – September	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Laddered S&P 500® Structured Alt Protection ETF®	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – October	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Russell 2000® Structured Alt Protection ETF® – October	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Nasdaq-100® Structured Alt Protection ETF® – December	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - November	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Nasdaq-100® Structured Alt Protection ETF® – March	Standard N-PORT Reporting Solution (Data and Filing)

Information Classification: Limited Access

Calamos Russell 2000® Structured Alt Protection ETF® – January	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - December	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - April	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® – June	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - January	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - February	Standard N-PORT Reporting Solution (Data and Filing)
Calamos S&P 500® Structured Alt Protection ETF® - March	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Russell 2000® Structured Alt Protection ETF® – April	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin Structured Alt Protection ETF® – January	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – January	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – January	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – April	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 80 Series Structured Alt Protection ETF® - April	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin Structured Alt Protection ETF® – April	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Autocallable Income ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin Structured Alt Protection ETF® – July	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – July	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – July	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin Structured Alt Protection ETF® – October	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 90 Series Structured Alt Protection ETF® – October	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Bitcoin 80 Series Structured Alt Protection ETF® – October	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Laddered Bitcoin Structured Alt Protection ETF®	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Laddered Bitcoin 90 Series Structured Alt Protection ETF®	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Laddered Bitcoin 80 Series Structured Alt Protection ETF®	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Autocallable Growth ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Tax-Aware Collateral ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Active Hedged Equity ETF	Standard N-PORT Reporting Solution (Data and Filing)
Calamos Timpani Active SMID Growth ETF	Standard N-PORT Reporting Solution (Data and Filing)

Information Classification: Limited Access

Form N-CEN Services	Service Type
Calamos ETF Trust	Standard N-CEN Reporting Solution (Data and Filing)

IN WITNESS WHEREOF, the undersigned, by their authorized representatives, have executed this Annex I as of the last signature date set forth below.

CALAMOS ETF TRUST		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Stephen Atkins	By:	/s/ Suzanne M. Hinckley

	Name: Stephen Atkins	Name: Suzanne M. Hinckley
	Title: Treasurer	Title: SVP
	Address: 2020 Calamos Court	Address:1 Iron Street
	Naperville, IL 60563	Boston, MA 02210
	Date: June 12, 2026	Date:

Information Classification: Limited Access